SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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MAINSTAY FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAINSTAY FUNDS TRUST
MAINSTAY EPOCH U.S. SMALL CAP FUND
51 Madison Avenue
New York, New York 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On March 29, 2019

The Proxy Statement is also available at proxyonline.com/docs/mainstaySmallCap.pdf.

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (with any postponements or adjournments, “Special Meeting”) of the MainStay Epoch U.S. Small Cap (“Fund”), a series of MainStay Funds Trust (“Trust”), a Delaware statutory trust, will be held at the offices of New York Life Investment Management LLC (“New York Life Investments”) located at 51 Madison Avenue, New York, New York 10010, on March 29, 2019, at 11:00 a.m., Eastern time.

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Fund will be asked to consider and approve the following proposals:

1.	To approve a new subadvisory agreement between New York Life Investments, the Fund’s investment manager, and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund; and
2.	Any other business that properly comes before the Special Meeting.

Proposal 1 (the “Proposal”) corresponds to the repositioning (“Repositioning”)1 of the Fund, currently subadvised by Epoch Investment Partners, Inc. (“Epoch”). The Board of Trustees of the Trust (the “Board” or “Trustees”), at the recommendation of New York Life Investments, considered and approved the termination of the subadvisory agreement between New York Life Investments and Epoch with respect to the Fund and the implementation of a new subadvisory agreement between New York Life Investments and MacKay Shields with respect to the Fund, to be effective, if approved by shareholders, on or about April 1, 2019. If shareholders approve the Proposal, the Fund will also undergo the following changes, which will also take effect on or about April 1, 2019: (i) modifications of the Fund’s investment objective, principal investment strategies, investment process, and principal risks; (ii) a change in the name of the Fund to the “MainStay MacKay Small Cap Core Fund”; (iii) a reduction of the Fund’s contractual management fee; (iv) a change in the Fund’s primary benchmark; and (v) a change to the Fund’s non-fundamental “names rule” investment policy.

Although the Trustees have determined that the Proposal is in the best interests of the Fund, the final decision to approve the Proposal is up to you. The Board recommends that you vote FOR the Proposal.

In addition, shareholders will be asked to consider and vote on such other matters as may properly come before the Special Meeting. The Board knows of no matters that will be brought before the Special Meeting other than the Proposal.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposal. The accompanying Proxy Statement also provides further information regarding the Repositioning. You may vote at the Special Meeting if you were a shareholder of the Fund as of the close of business on December 31, 2018. If you attend the Special Meeting, you may vote your shares of the Fund in person. Even if you do not attend the Special Meeting, you may authorize your proxy by: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the proxy card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please cast your vote using one of the voting options listed on your enclosed proxy card. You can vote your shares toll-free through an automated touchtone voting line at 1-888-625-2588, or, if you have questions about the agenda for the Special Meeting or about how to

[1]	For additional details regarding the Repositioning, please see a summary of the changes in the discussion of the Proposal in the accompanying Proxy Statement. Please also see the supplements to the Fund’s Prospectus and Statement of Additional Information dated December 18, 2018.

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vote your shares, please call a live operator toll-free at 800-MAINSTAY (624-6782) Monday through Friday, 8:30 a.m. to 5:00 p.m., Eastern time.

By Order of the Board of Trustees,

/s/ J. Kevin Gao
J. Kevin Gao
Secretary and Chief Legal Officer

January 10, 2019

IMPORTANT NOTICE

PLEASE VOTE USING THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY CARD.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp.	c/o John Doe John Doe
(4) ABC Corp.	Profit Sharing Plan John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ	Partnership Jane B. Smith, Partner
(2) Smith and Jones, Limited	Jane B. Smith, General Partner Partnership
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee u/t/d/12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Custodian f/b/o/ John B Smith, Jr. UGMA/UTMA	John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

Please choose one of the following options to vote your shares:

VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

VOTE THROUGH THE INTERNET. You may cast your vote by logging onto the website indicated on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

VOTE IN PERSON AT THE SPECIAL MEETING.

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MAINSTAY FUNDS TRUST
MAINSTAY EPOCH U.S. SMALL CAP FUND
51 Madison Avenue
New York, New York 10010

PROXY STATEMENT January 10, 2019

SPECIAL MEETING OF SHAREHOLDERS
To Be Held On March 29, 2019

This Proxy Statement is also available at proxyonline.com/docs/mainstaySmallCap.pdf.

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (“Board” or “Trustees”) of MainStay Funds Trust (“Trust”), a Delaware statutory trust, on behalf of the MainStay Epoch U.S. Small Cap Fund (“Fund”), a series of the Trust, for a special meeting of shareholders of the Fund (with any postponements or adjournments, “Special Meeting”). The Special Meeting will be held on March 29, 2019, at 11:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”) located at 51 Madison Avenue, New York, New York 10010. This Proxy Statement, the attached Notice of Special Meeting of Shareholders and the enclosed proxy card will be first distributed on or about January 21, 2019 to all shareholders of record of the Fund as of the close of business on December 31, 2018 (“Record Date”).

At the Special Meeting, and as specified in greater detail in this Proxy Statement, shareholders of the Fund will be asked to consider and approve the following proposals:

1.	To approve a new subadvisory agreement between New York Life Investments, the Fund’s investment manager, and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund; and
2.	Any other business that properly comes before the Special Meeting.

Proposal 1 (the “Proposal”) corresponds to the repositioning (“Repositioning”)2 of the Fund, currently subadvised by Epoch Investment Partners, Inc. (“Epoch”). The Board, at the recommendation of New York Life Investments, considered and approved the termination of the subadvisory agreement between New York Life Investments and Epoch with respect to the Fund and the implementation of a new subadvisory agreement between New York Life Investments and MacKay Shields with respect to the Fund, to be effective, if approved by shareholders, on or about April 1, 2019. If shareholders approve the Proposal, the Fund will also undergo the following changes, which will also take effect on or about April 1, 2019: (i) modifications of the Fund’s investment objective, principal investment strategies, investment process, and principal risks; (ii) a change in the name of the Fund to the “MainStay MacKay Small Cap Core Fund”; (iii) a reduction of the Fund’s contractual management fee; (iv) a change in the Fund’s primary benchmark; and (v) a change to the Fund’s non-fundamental “names rule” investment policy.

Although the Trustees have determined that the Proposal is in the best interests of the Fund, the final decision to approve the Proposal is up to you. The Board recommends that you vote FOR the Proposal.

In connection with their consideration of the Proposal, the Trustees evaluated, among other information and factors deemed by the Trustees to be relevant, the following items regarding the potential benefits to shareholders that may result from approval of the Proposal and the corresponding Repositioning: (i) the Fund may benefit from the implementation of lower management fees and revised investment objective, principal investment strategies and investment process; (ii) the Fund may benefit from MacKay Shields’ portfolio construction and risk management processes; and (iii) the investment experience and performance track record of, and resources available to, the portfolio management team at MacKay Shields.

[2]	For additional details regarding the Repositioning, please see a summary of the changes in the discussion of the Proposal below. Please also see the supplements to the Fund’s Prospectus and Statement of Additional Information dated December 18, 2018.

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In addition, shareholders will be asked to consider and vote on such other matters as may properly come before the Special Meeting. The Board knows of no matters that will be brought before the Special Meeting other than the Proposal.

Only shareholders who owned shares of the Fund on the Record Date are entitled to vote at the Special Meeting. Each share of the Fund that you owned as of the Record Date entitles you to one (1) vote with respect to any proposal. Ownership of a fractional share entitles you to a fractional vote.

It is important for you to vote on the Proposal. We recommend that you read this Proxy Statement in its entirety because the explanations will help you to decide how to vote on the Proposal.

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THE PROPOSAL

APPROVAL OF A NEW SUBADVISORY AGREEMENT BETWEEN
NEW YORK LIFE INVESTMENT MANAGEMENT LLC AND MACKAY SHIELDS LLC

WITH RESPECT TO THE MAINSTAY EPOCH U.S. SMALL CAP FUND

The Proposal relates to a proposed new subadvisory agreement between New York Life Investments and MacKay Shields with respect to the Fund (“Proposed New Subadvisory Agreement”). Shareholder approval of the Proposed New Subadvisory Agreement is necessary for MacKay Shields to subadvise the Fund. In addition, the Repositioning, as described in the supplements to the Fund’s Prospectus and Statement of Additional Information dated December 18, 2018, will not occur without shareholder approval of the Proposal.

At an in-person meeting held on December 10-12, 2018, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)), of the Trust (“Independent Trustees”), considered and approved the appointment of MacKay Shields as subadvisor to the Fund and the termination of Epoch as subadvisor to the Fund to be effective on or about April 1, 2019, subject to shareholder approval of the Proposal. At the same meeting, the Board considered and approved several other proposals related to the Repositioning, including: (i) modifications of the Fund’s investment objective, principal investment strategies, investment process, and principal risks; (ii) a change in the name of the Fund to the “MainStay MacKay Small Cap Core Fund”; (iii) a reduction of the Fund’s contractual management fee; (iv) a change in the Fund’s primary benchmark; and (v) a change to the Fund’s non-fundamental “names rule” investment policy.

What are Shareholders Being Asked to Approve?

The Fund’s shareholders are being asked to approve the Proposed New Subadvisory Agreement, pursuant to which MacKay Shields will serve as subadvisor to the Fund. If shareholders do not approve the Proposal, New York Life Investments and the Board will consider other options that may be available to the Fund. In any case, the Fund would inform shareholders with respect to the specific changes in subadvisor or investment strategies that would take place, if any.

The Board’s recommendation that shareholders approve the Proposal is based on, among other things, the nature, extent and quality of the services the Board believes MacKay Shields is capable of providing to the Fund. The primary factors the Board considered in concluding to recommend shareholders vote FOR the Proposal are summarized on the following pages.

Investment companies are required to obtain shareholder approval for certain types of proposals. Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors. New York Life Investments and the Trust have obtained an exemptive order (the “Order”) from the Securities and Exchange Commission, which, in relevant part, permits New York Life Investments, subject to certain conditions and the approval of the Board, including a majority of the Independent Trustees, to hire unaffiliated (and certain affiliated) subadvisors and to modify any existing or future subadvisory agreement with unaffiliated (and certain affiliated) subadvisors without shareholder approval. The Order is described in more detail in the Fund’s Prospectus and Statement of Additional Information.

The Fund has approved the use of the Order only with respect to unaffiliated subadvisors. MacKay Shields is a wholly-owned, fully autonomous subsidiary of New York Life Insurance Company. Therefore, the Fund cannot replace Epoch with MacKay Shields as subadvisor to the Fund without obtaining shareholder approval.

What are the Anticipated Benefits of the Repositioning and the Proposed New Subadvisory Agreement?

New York Life Investments believes that the potential benefits to shareholders from the Repositioning and the Proposed New Subadvisory Agreement, relative to the Fund as currently positioned and subadvised by Epoch, include, among others: (i) the opportunity to participate in a strategy that is more focused on small cap holdings; (ii) improved, more consistent relative performance; (iii) lower management fees and total net expenses; and (iv) improved asset-gathering capabilities.

What did the Board Consider in Approving the Repositioning and the Proposed New Subadvisory Agreement?

At an in-person meeting held on December 10-12, 2018, the Board considered and approved New York Life Investments’ recommendations to terminate Epoch as the subadvisor to the Fund, to appoint MacKay Shields as the subadvisor to the Fund, to approve the Proposed New Subadvisory Agreement to be effective, with shareholder approval, on or about April 1, 2019, and the related Repositioning. The Proposed New Subadvisory Agreement would provide that MacKay Shields manages the

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assets of the Fund, subject to the supervision of New York Life Investments and the oversight of the Board, and pursuant to the Trust’s currently effective registration statement. The Board noted that the material terms of the Proposed New Subadvisory Agreement are substantially identical to the terms of the current subadvisory agreement with Epoch with respect to the Fund, but that the subadvisory fee schedule to be paid to MacKay Shields under the Proposed New Subadvisory Agreement is lower than the subadvisory fee schedule paid to Epoch under the current subadvisory agreement. The Board also noted that New York Life Investments’ recommendation to replace Epoch with MacKay Shields as subadvisor to the Fund is subject to a conflict of interest because Epoch is not affiliated with New York Life Investments and MacKay Shields is a wholly-owned subsidiary of New York Life Insurance Company.

New York Life Investments proposed that MacKay Shields be appointed as the subadvisor to the Fund based on, among other things, the nature, extent and quality of the services MacKay Shields would be expected to provide to the Fund. After considering the factors summarized in this Proxy Statement, among others, and following negotiations with New York Life Investments, the Board concluded it would be in the best interests of the Fund to appoint MacKay Shields as subadvisor to the Fund in replacement of Epoch. In connection with their consideration of New York Life Investments’ recommendation to appoint MacKay Shields as the subadvisor to the Fund, the Trustees reviewed MacKay Shields’ qualifications to serve as the Fund’s subadvisor.

In reaching the decisions to approve the Repositioning and the Proposed New Subadvisory Agreement, the Trustees considered information furnished by New York Life Investments and MacKay Shields in connection with meetings of the Board and its Contracts, Investment, and Risk and Compliance Oversight Committees held on December 5 and 10-12, 2018, as well as other information furnished to the Board throughout the year as deemed relevant to each Trustee. The Board also considered information provided by MacKay Shields in response to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees. In addition, the Board considered information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Proposed New Subadvisory Agreement and investment performance reports on the Fund prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments at meetings held on December 10-12, 2018. The Board also considered information provided on the fees charged to other investment advisory clients of MacKay Shields and its affiliates that follow investment strategies similar to those proposed for the Fund, as repositioned, and the rationale for any differences in the Fund’s subadvisory fees and the fees charged to those other investment advisory clients. The Independent Trustees also met in executive session with their independent legal counsel and met with senior management of New York Life Investments without other representatives of New York Life Investments present to discuss and consider matters relating to the Repositioning and the Proposed New Subadvisory Agreement.

In considering the Repositioning and the Proposed New Subadvisory Agreement, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below, and included, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by MacKay Shields; (ii) the investment performance of the Fund and the historical investment performance of a fund subadvised by MacKay Shields that pursues strategies similar to those of the Fund, as repositioned; (iii) the anticipated costs of the services to be provided by MacKay Shields and the anticipated profitability of MacKay Shields in connection with its relationship with the Fund; (iv) the extent to which economies of scale may be realized if the Fund grows and the extent to which economies of scale may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s proposed fees, including the subadvisory fees to be paid by New York Life Investments to MacKay Shields, particularly as compared to similar funds and accounts managed or subadvised by MacKay Shields and its affiliates, and management fees compared to third-party “peer funds” identified by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on fees and expenses. Although the Board recognized that the comparisons between the Fund’s proposed fees and estimated expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Fund’s proposed fees and estimated overall total ordinary operating expenses as compared to these peer funds.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the Proposed New Subadvisory Agreement were based on a consideration of all the information provided to the Board in connection with its consideration of the Repositioning and the Proposed New Subadvisory Agreement, as well as other information provided to the Trustees throughout the year, as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board took note of New York

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Life Investments’ belief that MacKay Shields, with its resources and historical investment performance track record for strategies similar to those of the Fund, as repositioned, is well qualified to serve as the Fund’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available, and that these shareholders, having had the opportunity to consider other investment options, would have chosen to invest in the Fund. A summary of the factors that figured prominently in the Board’s decisions to approve the Repositioning and the Proposed New Subadvisory Agreement is provided immediately below.

Nature, Extent and Quality of Services to be Provided by MacKay Shields

In considering the Repositioning and the Proposed New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Fund, noting that New York Life Investments is responsible for supervising the Fund’s subadvisor. The Board examined the nature, extent and quality of the proposed investment advisory services that MacKay Shields would provide to the Fund. Further, the Board evaluated and/or examined the following with regard to MacKay Shields:

•	experience in providing investment advisory services;

•	experience in serving as advisor or subadvisor to other funds with similar strategies as those of the Fund, as repositioned, and the performance track record of these funds;

•	experience of investment advisory, senior management and administrative personnel;

•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Fund’s investments and those of other accounts managed by MacKay Shields;

•	ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Fund;

•	portfolio construction and risk management processes;

•	experience and qualifications of the Fund’s proposed portfolio managers, the number of accounts managed by the portfolio managers and MacKay Shields’ compensation structure for the portfolio managers; and

•	overall reputation, financial condition and assets under management.

Based on these and other considerations deemed relevant to the Trustees, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Proposed New Subadvisory Agreement, that the Fund is likely to benefit from the nature, extent and quality of investment advisory services to be provided by MacKay Shields as a result of MacKay Shields’s experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of the Repositioning and the Proposed New Subadvisory Agreement, the Board evaluated investment performance results over various periods in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus, with a greater emphasis generally placed on longer-term performance. The Board particularly considered investment reports on and analysis of the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports included, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to relevant investment categories and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions.

The Board also considered its ongoing discussions with senior management of New York Life Investments regarding the Fund’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning and the Proposed New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Fund’s investment performance and discussions between the Fund’s

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current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from MacKay Shields’ investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Fund, as repositioned, was not available.

The Board evaluated the Fund’s proposed portfolio management team as well as the Fund’s proposed portfolio managers, investment process, strategies and risks. The Board noted that MacKay Shields currently manages a portfolio with investment strategies similar to those of the Fund, as repositioned. The Board considered the historical performance of this investment portfolio, which has been managed, in part, by the proposed portfolio managers for the Fund. Based on these considerations, the Board concluded that the Fund was likely to be managed responsibly and capably by MacKay Shields.

Also based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Proposed New Subadvisory Agreement, that the selection of MacKay Shields as the subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by MacKay Shields

The Board considered the estimated costs of the services to be provided by MacKay Shields under the Proposed New Subadvisory Agreement and the anticipated profitability of New York Life Investments, and its affiliates, including MacKay Shields, due to their relationships with the Fund and with respect to the Proposed New Subadvisory Agreement. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees would be paid directly by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

The Board also considered, among other factors, MacKay Shields’ investments in personnel, systems, equipment and other resources and infrastructure to support and manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that MacKay Shields must be in a position to attract and retain experienced professional personnel to provide services to the Fund and to maintain a strong financial position in order for MacKay Shields to provide high-quality services to the Fund. The Board considered information from New York Life Investments estimating the impact that the engagement of MacKay Shields would have on the overall profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields.

In considering the anticipated costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by MacKay Shields due to its relationship with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.

The Board took into account the fact that the Fund would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and MacKay Shields that a significant portion of the holdings of the Fund would be sold to align the Fund’s holdings with the strategies that would be pursued by MacKay Shields. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments and MacKay Shields will seek to develop and implement an efficient transition strategy and seek to minimize potential indirect costs, such as market impact and costs, associated with Repositioning.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Proposed New Subadvisory Agreement, that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Fund, were not excessive.

Subadvisory Fees and Estimated Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Proposed New Subadvisory Agreement and the Fund’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, because the subadvisory fees paid to MacKay Shields would be paid by New York Life Investments, not the Fund. The Board also considered the amount of the management fee expected to be retained by New York Life Investments.

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In assessing the reasonableness of the Fund’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on the fees and expenses of similar peer funds identified by Strategic Insight and information provided by MacKay Shields concerning the fees charged to other investment advisory clients, including institutional separate accounts and other funds with an investment objective similar to the Fund, as repositioned. The Board also considered the Fund’s contractual management and subadvisory fee schedules, and noted that New York Life Investments had agreed to reduce the contractual management fee at each existing breakpoint level, if shareholders approve the Proposal.

After considering all of the factors outlined above, the Board concluded that the Fund’s overall fees were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Repositioning, support the conclusion that the estimated total ordinary operating expenses are reasonable.

Extent to Which Economies of Scale May be Realized if the Fund Grows

The Board considered whether the Fund’s proposed expense structure would permit economies of scale to be shared with the Fund’s shareholders. The Board also considered a report previously provided by New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Fund and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints, by initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing the Fund’s proposed management and subadvisory fee breakpoint schedules.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Proposed New Subadvisory Agreement, that the Fund’s proposed expense structure would appropriately reflect economies of scale for the benefit of the Fund’s shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the Board’s evaluation thereof, the Board as a whole, and the Independent Trustees voting separately, unanimously voted to approve the Repositioning and, subject to shareholder approval, the Proposed New Subadvisory Agreement.

What are the Terms of the Proposed New Subadvisory Agreement?

A form of Proposed New Subadvisory Agreement is included as Exhibit A to this Proxy Statement. The material terms of the Proposed New Subadvisory Agreement are substantially identical to the terms of the current subadvisory agreement with Epoch with respect to the Fund but the subadvisory fee schedule to be paid to MacKay Shields under the Proposed New Subadvisory Agreement reflects lower fees than the subadvisory fee schedule paid to Epoch under the current subadvisory agreement.

Pursuant to the Proposed New Subadvisory Agreement, MacKay Shields would serve as the subadvisor to the Fund, and, on behalf of the Fund, would select the Fund’s investments and place all orders for purchases and sales of securities in accordance with the Fund’s investment objective, policies and restrictions, as stated in the Trust’s currently effective registration statement, subject to the supervision of New York Life Investments and oversight by the Board. In addition, MacKay Shields would perform the following services:

•	make available to the Trust and New York Life Investments, promptly upon reasonable request, all of the Fund’s investment records and ledgers maintained by MacKay Shields (which shall not include the records and ledgers maintained by the custodian or Fund accounting agent for the Fund) as are necessary to assist the Fund and New York Life Investments to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended, as well as other applicable laws;

•	furnish to regulatory agencies having the requisite authority information or reports in connection with such services that may be legitimately requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations;

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•	provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Fund and the issuers and securities represented in the Fund’s assets and furnish the Board such periodic and special reports with respect to the Fund as the Board and New York Life Investments may reasonably request;

•	provide reasonable assistance, upon request, to the custodian and Fund accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the registration statement, the value of any Fund securities or other assets of the Fund for which the custodian and Fund accounting agent seek assistance from, or which they identify for review by, MacKay Shields; and

•	arrange for the transmission to the custodian and Fund accounting agent for the Fund, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, SEDOL or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and Fund accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Fund.

If shareholders approve the Proposal, it is anticipated that the Proposed New Subadvisory Agreement would go into effect on or about April 1, 2019, and, unless sooner terminated, would continue for an initial term ending in two years. Thereafter, the Proposed New Subadvisory Agreement would continue for successive one-year terms, provided that such continuation is specifically approved at least annually by a vote of a majority of the Trustees or by a vote of “a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), and, in either case, by a majority of the Independent Trustees, by vote cast in-person at a meeting called for such purpose. The Proposed New Subadvisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) or the assignment or termination of the Fund’s Management Agreement, which is discussed below. The Proposed New Subadvisory Agreement also may be terminated as follows: (A) by New York Life Investments at any time without penalty, upon sixty (60) days’ written notice to MacKay Shields and the Trust; (B) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to New York Life Investments and MacKay Shields; or (C) by MacKay Shields at any time without penalty, upon sixty (60) days’ written notice to New York Life Investments and the Trust.

The Proposed New Subadvisory Agreement provides that, except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and New York Life Investments agree that MacKay Shields, any affiliated person of MacKay Shields, and each of MacKay Shields’ directors, officers, employees and agents shall not be liable for, or subject to any losses, claims, damages, liabilities or litigation in connection with any act or omission connected with or arising out of any services rendered under the Proposed New Subadvisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of MacKay Shields’ duties, or by reason of reckless disregard of MacKay Shields’ obligations and duties under the Proposed New Subadvisory Agreement.

In consideration for the services it provides to the Fund, New York Life Investments pays Epoch an annual fee, computed daily and paid monthly, calculated on the basis of the Fund’s average daily net assets as follows: 0.425% up to $1 billion and 0.400% in excess of $1 billion. Epoch received a total of $2,524,739 in subadvisory fees for the fiscal year ended October 31, 2018. Epoch was last approved as the subadvisor to the Fund by shareholders of the Fund on October 30, 2009, and its continuance as the subadvisor to the Fund was last approved by the Board at its meeting held on December 10-12, 2018.

The subadvisory fee schedule to be paid to MacKay Shields under the Proposed New Subadvisory Agreement is lower than the subadvisory fee schedule paid to Epoch under the current subadvisory agreement. The Proposed New Subadvisory Agreement provides that New York Life Investments would pay MacKay an annual fee, computed daily and paid monthly, calculated on the basis of the Fund’s average daily net assets as follows: 0.400% up to $1 billion; 0.3875% from $1 billion to $2 billion; and 0.375% in excess of $2 billion. Subadvisory fees are paid by New York Life Investments and not the Fund; therefore, the Fund does not directly enjoy the benefits of this reduction.

Were there any Other Changes Approved by the Board in Connection with the Approval of the Proposed New Subadvisory Agreement?

In addition to considering and approving the Proposed New Subadvisory Agreement, subject to shareholder approval, the Board considered and approved the Repositioning. The Repositioning will take effect if shareholders of the Fund approve the Proposed New Subadvisory Agreement.

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MANAGEMENT AGREEMENT

New York Life Investments, with a principal place of business located at 51 Madison Avenue, New York, New York 10010, serves as investment manager to the Fund pursuant to the Management Agreement between New York Life Investments and the Trust, on behalf of the Fund. New York Life Investments has managed the Fund since its inception. New York Life Investments was last approved as the investment manager to the Fund by the sole initial shareholder of the Fund on January 13, 2012, and its continuance as the investment manager to the Fund was last approved by the Board at its meetings held on December 10-12, 2018.

The Management Agreement continues in effect from year to year only if such continuance is approved at least annually by the Board or by vote of “a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated as to the Fund at any time on sixty (60) days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Fund, or by New York Life Investments. The Management Agreement also terminates automatically in the event of its “assignment” (as defined in the 1940 Act).

In conformity with the stated policies of the Fund, New York Life Investments administers the Fund’s business affairs. New York Life Investments also provides a comprehensive range of services, including providing offices, conducting clerical, recordkeeping and bookkeeping services and keeping most of the financial and accounting records required for the Fund.

The Management Agreement provides that New York Life Investments shall not be liable to the Trust for any error of judgment by New York Life Investments or for any loss sustained by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from New York Life Investments’ willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Management Agreement.

Under the Management Agreement, New York Life Investments may make the day-to-day investment decisions for the Fund or delegate any or all of its duties and responsibilities to one or more subadvisors, at its own expense. If New York Life Investments chooses to delegate to a subadvisor, New York Life Investments is responsible for, among other things, monitoring the subadvisor’s investment activities to help ensure compliance with regulatory restrictions. Regardless of whether it employs a subadvisor, New York Life Investments continuously reviews, supervises and administers the Fund’s investment program, including monitoring for compliance with regulatory restrictions by those managing the Fund’s assets.

Currently, the Fund pays New York Life Investments a monthly fee furnished at an annual rate of the Fund’s average daily net assets as follows: 0.85% on assets up to $1 billion and 0.80% on assets over $1 billion. During the fiscal year ended October 31, 2018, New York Life Investments earned fees from the Fund in the amount of $5,090,477 and waived its fees and/or reimbursed expenses in the amount of $57,030.

As part of the Repositioning, the Fund would pay New York Life Investments a monthly fee furnished at an annual rate of the Fund’s average daily net assets as follows: 0.80% on assets up to $1 billion; 0.775% on assets from $1 billion to $2 billion; and 0.75% on assets greater than $2 billion.

Exhibit B to this Proxy Statement sets forth the principal executive officers of New York Life Investments.

INFORMATION ABOUT MACKAY SHIELDS

Subject to shareholder approval, MacKay Shields, under New York Life Investments’ supervision, will be responsible for making the specific decisions about the following: (i) buying, selling and holding securities and other investments; (ii) selecting brokers and brokerage firms to trade for the Fund; (iii) maintaining accurate records; and, (iv) if possible, negotiating favorable commissions and fees with the brokers and brokerage firms for the Fund. For these services, MacKay Shields will be paid an annual fee, computed daily and paid monthly, by New York Life Investments, and not by the Fund, as detailed in the section above entitled, “What are the Terms of the Proposed New Subadvisory Agreement?”

MacKay Shields has its principal office at 1345 Avenue of the Americas, New York, New York 10105. MacKay Shields was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned, fully autonomous subsidiary of New York Life Insurance Company. As of October 31, 2018, MacKay Shields managed approximately $111.8 billion in assets.

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The following includes certain information about another mutual fund subadvised by MacKay Shields that has an investment objective and principal investment strategies similar to those of the Fund, following the Repositioning.

COMPARABLE MUTUAL FUND SUBADVISED BY MACKAY SHIELDS

Fund Name	Total Assets as of November 30, 2018 (in millions)	Management Fee As of November 30, 2018

MainStay VP MacKay Small Cap Core Portfolio	$288,301,440	0.85% on assets up to $1 billion; and 0.80% on assets over $1 billion*

*New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.00% for Initial Class and 1.25% for the Service Class shares. This agreement expires on May 1, 2019 and may only be amended or terminated prior to that date by action of the Board.

As compensation for services, New York Life Investments, not the MainStay VP MacKay Small Cap Core Portfolio, paid MacKay Shields an annual fee (as of the same date), computed daily and paid monthly, calculated on the basis of the Portfolio's average daily net assets during the preceding month at the annual rate of: 0.425% on assets up to $1 billion; and 0.400% on assets over $1 billion.

The following individuals would be primarily responsible for the day-to-day management of the Fund.

Migene Kim

Ms. Kim is a Managing Director at MacKay Shields LLC and has been with the firm or its predecessors since 2005. Ms. Kim has been a part of the portfolio management team for the MainStay MacKay Common Stock Fund since 2007, the MainStay MacKay U.S. Equity Opportunities Fund since 2014 and the MainStay MacKay Growth Fund since 2016. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She has been in the investment management industry since 1993. Ms. Kim is also a CFA® charterholder.

Mona Patni

Ms. Patni has been the portfolio manager of the MainStay MacKay U.S. Equity Opportunities Fund since 2007 and the MainStay MacKay Common Stock Fund since 2014. She is a Director and Portfolio Manager for MacKay Shields LLC and has been with the firm or its predecessors since 2001. Ms. Patni earned her MBA from NYU Stern School of Business. She also earned her undergraduate degree in Computer Science Engineering from the University of Bombay. She has been in the investment management industry since 2001.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

In effecting purchases and sales of securities for the account of the Fund, MacKay Shields would seek the best execution of the Fund’s orders, taking into account the factors specified in the Fund’s Prospectus and Statement of Additional Information. In the course of seeking best execution, MacKay Shields may place such orders with brokers and dealers who provide market, statistical and other research information to it. MacKay Shields would be authorized, when placing Fund transactions for equity securities, when consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the rules and interpretations of the Securities and Exchange Commission thereunder, and MacKay Shields’ policies, to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction due to MacKay Shields’ receipt of market, statistical and other research information.

NYLIFE Securities LLC (“NYLIFE Securities”), an affiliate of New York Life Investments, may act as broker for the Fund. NYLIFE Securities is a wholly-owned subsidiary of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, the indirect parent of New York Life Investments. NYLIFE Securities is therefore an “Affiliated Broker,” as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended. There were no brokerage

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commissions paid by the Fund to NYLIFE Securities or any other affiliated broker for the Fund’s most recently completed fiscal year.

EXPENSES IN CONNECTION WITH THE REPOSITIONING

Fund holdings turnover related to the Repositioning is anticipated to be significant, and could be as high as 100%. This turnover would be in addition to the normal holdings turnover that would be experienced by the Fund as a result of its normal investment operations and redemption activity. Direct portfolio transaction costs (including brokerage commissions, transaction charges and related fees) associated with the Repositioning are currently estimated to be approximately $250,000 to $350,000. New York Life Investments will bear the direct portfolio transaction costs associated with the Repositioning.

In addition to direct portfolio transaction costs, there will be potential indirect costs in connection with the Repositioning. For example, the process of buying and selling securities in connection with the Repositioning may impact the financial markets, resulting in market-impact cost to the Fund. The Fund will bear these indirect portfolio transaction costs. Following discussions with the Board, New York Life Investments represented that MacKay Shields would institute measures designed to seek to minimize the impact of these indirect transaction costs on the Fund. In addition, New York Life Investments committed to provide the Board with a report on all transaction costs (both direct and indirect) incurred in connection with the Repositioning.

TAX IMPLICATIONS OF THE REPOSITIONING

Although the Fund is expected to recognize gains or losses for federal income tax purposes in connection with the Repositioning, it is expected that shareholders generally would not recognize a gain or loss for federal income tax purposes until the Fund distributes its net realized gains, if any, at the end of the year. The Fund may take measures designed to minimize the amount of capital gains that would be recognized by shareholders of the Fund as of the end of the year. Please consult the Fund’s Prospectus for more information regarding the tax treatment of capital gains distributions. In addition, you should seek the advice of a tax advisor to determine how such distributions will impact your individual tax situation.

***

BOARD RECOMMENDATION

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE APPROVAL OF THE PROPOSED NEW SUBADVISORY AGREEMENT.

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VOTING INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote for the Proposal at the Special Meeting, which will be held on March 29, 2019 at 11:00 a.m. Eastern time, at the offices of New York Life Investments, located at 51 Madison Avenue, New York, New York 10010.

You may vote in one of four ways:

•	complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

•	vote on the Internet at the website address printed on your proxy card;

•	call the toll-free number printed on your proxy card; or

•	vote in-person at the Special Meeting.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy card. Not all voting options may be available to you. Please see your proxy card for more details.

You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the Fund. You may also revoke your proxy by attending the Special Meeting in-person and voting your shares. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the Proposal.

Only shareholders of the Fund as of the close of business on the Record Date are entitled to receive notice of and to vote at the Special Meeting. Each share held as of the close of business on the Record Date is entitled to one vote. Ownership of a fractional share entitles you to a fractional vote. The presence in person or by proxy of 33⅓% of the shares entitled to vote at the Special Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of the Proposal will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of a fund present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the fund.

The Special Meeting may be adjourned from time to time by vote of a majority of the shares represented at the Special Meeting in person or by proxy, whether or not a quorum is present, and the Special Meeting may be held as adjourned within a reasonable time after the original date set for the Special Meeting without further notice, provided that the time and place of the adjourned Special Meeting is announced during the meeting at which adjournment occurred; the adjournment is not set for more than sixty (60) calendar days from the date set for the original Special Meeting; and a new record date of the adjourned Special Meeting is not fixed. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting. At any adjourned Special Meeting, the Trust may transact any business which might have been transacted at the original Special Meeting. Although it is not expected that the Fund will receive abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), abstentions and broker non-votes will be treated as present for purposes of determining a quorum, but will not be included in the denominator for purposes of calculating the number of votes required to approve any proposal to adjourn the Special Meeting. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will have the same effect as shares voted against the Proposal, which can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees.

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The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to the Proposal, the shares will be voted in favor of the Proposal.

The Board knows of no matters other than those described in this Proxy Statement that will be brought before the Special Meeting. If, however, any other matters properly come before the Special Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. The proxies, in their discretion, may vote upon such other matters as may properly come before the Special Meeting.

Future Shareholder Proposals. A shareholder may request inclusion of certain proposals for action in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings which the shareholder intends to introduce at such meeting. Any shareholder wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Trust at 51 Madison Avenue, New York, New York 10010. Any shareholder proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to shareholders to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Solicitation Expenses and Other Expenses Related to the Special Meeting. 100% of the direct expenses relating to the Special Meeting, including the preparation, distribution, solicitation, and tabulation of the proxy and costs related to the necessary prospectus supplements, will be borne by New York Life Investments. The proxy costs are estimated to be between $50,000 and $60,000. The Fund has retained AST Fund Solutions, to provide proxy solicitation services in connection with the Special Meeting. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, the Fund, their respective affiliates, or, in New York Life Investments’ discretion, a commercial firm retained for this purpose.

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OTHER INFORMATION

Ownership of Shares

As of the Record Date, the Fund had 21,232,707.085 shares outstanding.

The following table contains information about the shareholders that owned of record or beneficially five percent or more of a class of the Fund’s outstanding shares as of December 31, 2018.

Fund and Class	Name and Address	Shares Owned	Percentage of Class
MAINSTAY EPOCH U.S. SMALL CAP FUND CLASS R3	JUDY P.C. DEFINED BENEFIT PLAN & TRUST CLAINE D JUDY PRESIDENT 3688 SUMMIT DR POCATELLO ID 83201	549.246	6.15
MAINSTAY EPOCH U.S. SMALL CAP FUND CLASS R3	PM ALLIANCE INC 401K PLAN THOMAS STEVENS TTEE FBO CHARLES R HUNT PO BOX 621 TUCKER GA 30085-0621	647.609	7.25
MAINSTAY EPOCH U.S. SMALL CAP FUND CLASS R3	BNL ENTERPRISES INC DEF PENS PLAN ROBERT SANGERMAN TTEE 5618 W CAVEDALE DR PHOENIX AZ 85083-6370	1,002.361	11.22
MAINSTAY EPOCH U.S. SMALL CAP FUNDCLASS R3	MONTEBELLO PROFESSIONAL PHARMACY DEFINED BENEFIT PENSION PLAN KAM-YING GUO TTEE 265 E BEVERLY BLVD STE B MONTEBELLO CA 90640-3776	2,443.629	27.36
MAINSTAY EPOCH U.S. SMALL CAP FUND CLASS R3	NEW YORK LIFE INVESTMENT MGMT TIMOTHY FLORIN TRA C/O MARY AULL 30 HUDSON ST FL 23 JERSEY CITY NJ 07302-4600	1,332.083	14.92
MAINSTAY EPOCH US SMALL CAP FUND CL R1	NEW YORK LIFE INVESTMENT MGMT TIMOTHY FLORIN TRA C/O MARY AULL 30 HUDSON ST FL 23 JERSEY CITY NJ 07302-4600	1,881.338	74.29
MAINSTAY EPOCH US SMALL CAP FUND CL R1	MG TRUST COMPANY CUST. FBO ARLINGTON CENTRAL SCHOOL DIST 403B 717 17TH STREET SUITE 1300 DENVER CO 80202-3304	651.126	25.71
MAINSTAY EPOCH US SMALL CAP FUND CL R2	RELIANCE TRUST CO CUSTODIAN FBO PENTEGRA OMNIBUS PO BOX 48529 ATLANTA GA 30362-1529	2,120.199	47.6

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Fund and Class	Name and Address	Shares Owned	Percentage of Class
MAINSTAY EPOCH US SMALL CAP FUND CL R2	NEW YORK LIFE INVESTMENT MGMT TIMOTHY FLORIN TRA C/O MARY AULL 30 HUDSON ST FL 23 JERSEY CITY NJ 07302-4600	1,913.461	42.96
MAINSTAY EPOCH US SMALL CAP FUND CL R2	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	420.724	9.45
MAINSTAY EPOCH US SMALL CAP FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	1,370,891.693	22.22
MAINSTAY EPOCH US SMALL CAP FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	75,451.396	11.91
MAINSTAY EPOCH US SMALL CAP FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN: MUTUAL FUNDS DEPT 4TH FL JERSEY CITY NJ 07310-1995	108,056.939	17.06
MAINSTAY EPOCH US SMALL CAP FUND CLASS C	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	65,804.623	10.39
MAINSTAY EPOCH US SMALL CAP FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM ATTN: COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	52,412.259	8.27
MAINSTAY EPOCH US SMALL CAP FUND CLASS I	NEW YORK LIFE PROGRESS-SHARING INVESTMENT PLAN PROGRAM C/O MARIA MAUCERI 51 MADISON AVE RM 511 NEW YORK NY 10010-1603	2,675,964.241	22.43
MAINSTAY EPOCH US SMALL CAP FUND CLASS I	NEW YORK LIFE INSURANCE CO MAINSTAY GROWTH ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4600	1,614,931.774	13.53

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Fund and Class	Name and Address	Shares Owned	Percentage of Class
MAINSTAY EPOCH US SMALL CAP FUND CLASS I	NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4600	1,686,880.976	14.14
MAINSTAY EPOCH US SMALL CAP FUND CLASS I	NEW YORK LIFE INSURANCE CO MAINSTAY CONSERV ALLOCATION FUND 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302-4600	833,871.037	6.99
MAINSTAY EPOCH US SMALL CAP FUND CLASS I	NEW YORK LIFE INSURANCE CO MAINSTAY MODERATE GROWTH ALLOC FD 30 HUDSON ST 23RD FLOOR ATTN: CHRIS FEIND JERSEY CITY NJ 07302- 4600	2,800,095.834	23.47

As of December 31, 2018, the officers and Trustees as a group owned less than 1% of the Fund.

Vote of Fund Shares by New York Life Investments.

The Trust also includes four Asset Allocation Funds and six Retirement Funds (the “Allocation Funds”), which may invest in and own shares of the Fund directly. In that event, the Allocation Funds’ investment manager, New York Life Investments, and/or its affiliates has the discretion to vote all or some of the Fund’s shares on the Proposal in accordance with the recommendations of an independent service provider or vote the shares in the same proportion as the other shareholders of the Fund. The Fund has been advised by New York Life Investments that these shares would be voted pursuant to established policies and procedures designed to address potential conflicts of interest.

Householding

Unless you have instructed the Fund not to, only one copy of this proxy solicitation may be mailed to multiple Fund shareholders of record who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund at MainStay Investments, 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free 800-MAINSTAY (624-6782). If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund at MainStay Investments, 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free 800-MAINSTAY (624-6782).

Shareholder Reports

The Fund will furnish without charge, upon request, a printed version of the most recent Annual/Semiannual Reports to shareholders. To obtain information, or for shareholder inquiries, call toll-free 800-MAINSTAY (624-6782), visit our website at mainstayinvestments.com, or write to NYLIFE Distributors LLC, Attn: MainStay Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302.

Distributor

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302, a limited liability company organized under the laws of Delaware, serves as the Fund’s principal underwriter and distributor for the Fund's shares pursuant to an Amended and Restated Distribution Agreement dated August 1, 2014.

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Administrator

Pursuant to the Management Agreement with respect to the Fund, New York Life Investments, subject to the oversight of the Board, and in conformity with the stated policies of the Fund, administers the Fund’s business affairs.

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EXHIBIT A

THE MAINSTAY FUNDS
MAINSTAY FUNDS TRUST

MAINSTAY VP FUNDS TRUST

FORM OF AMENDED AND RESTATED SUBADVISORY AGREEMENT

This Amended and Restated Subadvisory Agreement, is effective as of the [_______], 2019 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and MacKay Shields LLC, a Delaware limited liability company (the “Subadvisor”).

WHEREAS, The MainStay Funds, MainStay Funds Trust, and MainStay VP Funds Trust (each a “Registrant” and collectively, the “Registrants”), each are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, each Registrant is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

WHEREAS, each Registrant currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager entered into a Management Agreement with each Registrant, on behalf of its separate series (the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to each Registrant; and

WHEREAS, the Manager and the Subadvisor entered into a Subadvisory Agreement dated August 1, 2008 with respect to The MainStay Funds, as amended; a Subadvisory Agreement dated February 26, 2010 with respect to MainStay Funds Trust, as amended; and a Subadvisory Agreement dated April 29, 2011 with respect to MainStay VP Funds Trust, as amended (collectively, the “Previous Subadvisory Agreements”); and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of each Registrant and manage such portion of each Registrant as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services; and

WHEREAS, the parties hereto now desire to amend and restate the Previous Subadvisory Agreements; and

WHEREAS, this Agreement restates, in their entirety, the Previous Subadvisory Agreements; and

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WHEREAS, the parties to this Agreement acknowledge that the Agreement is not intended to materially change the services provided under the Previous Subadvisory Agreements;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1.           Appointment. The Manager hereby appoints MacKay Shields LLC to act as Subadvisor to the series of each Registrant designated on Schedule A of this Agreement (each a “Series”) with respect to the assets of such Series, or a portion of the assets (collectively, the “Allocated Assets”), subject to such written instructions to the Subadvisor, including a redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event that any Registrant designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

2.           Portfolio Management Duties. Subject to the supervision of each Registrant’s Board of Trustees (“Board”) and the Manager, the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series. The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in each Registrant’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:

(a)          The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (“Code”), and will coordinate efforts with the Manager to achieve that objective.

(b)          The Subadvisor will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by each Registrant’s Board of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of each Registrant under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

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(c)          On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to each Registrant and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Registrant.

(d)          In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for the Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Registrant’s custodian and portfolio accounting agent.

(e)          The Subadvisor will assist the custodian and portfolio accounting agent for the Series in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for each Registrant, the value of any portfolio securities or other Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor.

(f)          The Subadvisor will make available to each Registrant and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the Series’ custodian or portfolio accounting agent), as are necessary to assist the applicable Registrant and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Registrant are being conducted in a manner consistent with applicable laws and regulations.

(g)          The Subadvisor will provide reports to each Registrant’s Board, for consideration at meetings of the Board, on the investment program for the Series and the issuers and securities represented in the Series’ Allocated Assets, and will furnish each Registrant’s Board with respect to the Series such periodic and special reports as each Registrant and the Manager may reasonably request.

(h)          In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it

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believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the applicable Registrant’s Board and by a majority of the applicable Trustees who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Trust, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of each Registrant to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Trust assets:

(i)          been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)         been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii)        been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(i)          The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Portfolios, at the expense of the Allocated Assets or Series. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation:

(i)          documentation relating to private placements and bank debt;

(ii)         waivers, consents, amendments or other modifications relating to investments; and

(iii)        purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. Manager represents that the Allocated Assets or Series can settle such private placements.

3.           Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the

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Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the applicable Registrant for management services described under the Management Agreement between each Registrant and the Manager. Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

4.           Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for each Registrant, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to each Registrant, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and each Registrant’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to the (i) Subadvisor if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.           Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for each Registrant filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor or information relating directly or indirectly to the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

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6.           Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff for their activities in connection with its portfolio management duties under this Agreement. The Manager or each Registrant shall be responsible for all the expenses of that Registrant’s operations, including, but not limited to:

(a)          the fees and expenses of Trustees who are not interested persons of the Manager or of the Registrant;

(b)          the fees and expenses of each Series which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Manager; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of that Registrant’s Trustees; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;

(c)          the fees and expenses of the Registrant’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d)          the charges and expenses of legal counsel and independent accountants for the Registrant;

(e)          brokers’ commissions and any issue or transfer taxes chargeable to the Registrant in connection with its securities transactions on behalf of the Series;

(f)          all taxes and business fees payable by the Registrant or the Series to federal, state or other governmental agencies;

(g)          the fees of any trade association of which the Registrant may be a member;

(h)          the cost of share certificates representing the Series’ shares;

(i)          the fees and expenses involved in registering and maintaining registrations of the Registrant and of its Series with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Registrant’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j)          allocable communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k)          litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Registrant’s business; and

(l)          any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

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7.           Compliance.

(a)          The Subadvisor agrees to assist the Manager and each Registrant in complying with the Registrant’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Registrant’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to the Registrant’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to the Trust’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program on at least an annual basis, and acknowledges that this Agreement is conditioned upon the Board’ approval of the Subadvisor’s Compliance Program.

(b)          The Subadvisor agrees that it shall immediately notify the Manager and the Registrant’s Chief Compliance Officer: (i) in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor about the Subadvisor that is not contained in the Registration Statement or prospectus for the Registrant, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.

(c)          The Manager agrees that it shall immediately notify the Subadvisor: (i) in the event that the SEC has censured the Manager or a Registrant, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or an investigation that may result in any of these actions; or (ii) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.           Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)          Declaration of Trust of each Registrant, as amended from time to time, as filed with the Secretary of the State of Delaware and the Commonwealth of Massachusetts, as applicable (such Declarations of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declarations of Trust”);

(b)          By-Laws of each Registrant, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

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(c)          Certified Resolutions of each Registrant’s Trustees authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d)          Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;

(e)          Notification of Registration of each Registrant under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto; and

9.           Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the applicable Registrant and further agrees to surrender promptly to the applicable Registrant any of such records upon the applicable Registrant’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10.          Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or any Registrant.

11.         Representations Respecting Subadvisor. The Manager and each Registrant agree that neither that Registrant, the Manager, nor affiliated persons of that Registrant, or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for each Registrant’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for each Registrant, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

12.         Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and their prior, present or potential shareholders, unless required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law.

13.         Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all

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functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14.         Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, each Registrant and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15.         Indemnification.

(a)          The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to each Registrant, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of a Registrant or Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, a Registrant or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)          Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act,

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1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which: (i) may be based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; (ii) may be based upon a failure by the Subadvisor to comply with Section 2, Paragraph (a) of this Agreement; or (iii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or Prospectus covering the shares of a Registrant or Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, a Registrant or any affiliated person of the Manager or a Registrant by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)          The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

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(d)          The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.         Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive, and except as the Subadvisor may otherwise agree in writing, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee, officer or employee of a Registrant, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17.         Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect for an initial period of two (2) years from the date first indicated above when following a shareholder approval, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to the Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series; and (b) the vote of a majority of those applicable Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding: (i) that this Agreement has not been approved

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by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Registrant, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (A) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Subadvisor and the applicable Registrant; (B) at any time without payment of any penalty by the Registrant, upon the vote of a majority of each Registrant’s Board or a majority of the outstanding voting securities of each Portfolio, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Registrant. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the applicable Registrant, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act) or in the event the applicable Management Agreement is assigned or terminates for any other reason. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

18.         Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of the Series; and (ii) the Trustees of each Registrant, including a majority of the Trustees of each Registrant who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

19.         Use of Name.

(a)          It is understood that the name MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Registrants and/or the Series. Upon termination of the Management Agreement, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b)          It is understood that the name MacKay Shields LLC or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Registrants and/or the Series have the right to use such name (or derivative or logo) in offering materials of each Registrant or sales materials with respect to each Registrant with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Registrants and/or the Series. Upon termination of this Agreement, the Registrants shall forthwith cease to use such name (or derivative or logo).

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20.         Proxies; Class Actions.

(a)          The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Registrants. Absent contrary instructions received in writing from a Registrant, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of each Registrant, and these records shall be available to the each Registrant upon request.

(b)          Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions. The Subadvisor will, however, forward to Manager any information it receives regarding any legal matters involving any asset held in the Allocated Assets or Series.

21.         Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at NYLIM Center, 30 Hudson Street, Jersey City, New Jersey 07302, Attention: President, with a copy to the Office of the General Counsel; or (2) to the Subadvisor at MacKay Shields LLC, 1345 Avenue of the Americas, New York, New York 10105, Attention: Chief Executive Officer, with a copy to the General Counsel.

22.         Miscellaneous.

(a)          This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b)          The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c)          To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties;

(d)          If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e)          Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

*       *       *

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below effective as of [_______], 2019. This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:	By:
Name:	Name:	Yie-Hsin Hung
Title: Director and Associate General Counsel	Title:	Chief Executive Officer

MACKAY SHIELDS LLC

Attest:	By:
Name:	Name:
Title:	Title:

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SCHEDULE A

(As of [_______], 2019)

As compensation for services provided by Subadvisor, the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for all services rendered hereunder, at an annual subadvisory fee equal to the following:

Fund / Portfolio	Annual Rate on allocated assets
The MainStay Funds
MainStay Income Builder Fund (investment sleeve)*	0.32% on assets up to $500 million; 0.30% on assets from $500 million to $1 billion; 0.2875% on assets from $1 billion to $5 billion; and 0.2825% on assets over $5 billion*
MainStay MacKay Common Stock Fund*	0.275% on assets up to $500 million; 0.2625% on assets from $500 million to $1 billion; and 0.25% on assets over $1 billion
MainStay MacKay Convertible Fund*	0.30% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; and 0.25% on assets over $1 billion
MainStay MacKay Emerging Markets Debt Fund	0.35% on assets up to $500 million; and 0.325% on assets over $500 million
MainStay MacKay Government Fund*	0.25% on assets up to $500 million; 0.2375% on assets from $500 million to $1 billion; and 0.225% on assets over $1 billion
MainStay MacKay High Yield Corporate Bond Fund

0.30% on assets up to $500 million;
0.275% on assets from $500 million to $5 billion;
0.2625% on assets from $5 billion to $7 billion;

0.25% on assets from $7 billion to $10 billion; and
0.245% on assets from $10 billion to $15 billion; and
0.24% on assets over $15 billion

MainStay MacKay International Equity Fund*	0.445% on assets up to $500 million; and 0.425% on assets over $500 million
MainStay MacKay Tax Free Bond Fund*	0.225% on assets up to $500 million; 0.2125% on assets from $500 million to $1 billion; 0.20% on assets from $1 billion to $5 billion; and 0.195% on assets over $5 billion

Fund / Portfolio	Annual Rate on allocated assets
MainStay MacKay Unconstrained Bond Fund	0.30% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; 0.25% on assets from $1 billion to $5 billion; and 0.2375% on assets over $5 billion
MainStay Funds Trust
MainStay Balanced Fund (investment sleeve)	0.35% on assets up to $1 billion; 0.325% on assets from $1 billion to $2 billion; and 0.30% on assets over $2 billion
MainStay MacKay California Tax Free Opportunities Fund*	0.25% on all assets
MainStay MacKay Emerging Markets Equity Fund*	0.50% on assets up to $1 billion; and 0.4875% on assets over $1 billion
MainStay MacKay Growth Fund*	0.35% on assets up to $500 million; 0.325% on assets from $500 million to $1 billion; 0.3125% on assets from $1 billion to $2 billion; and 0.30% on assets over $2 billion
MainStay MacKay High Yield Municipal Bond Fund*	0.275% on assets up to $1 billion; 0.27% on assets from $1 billion to $3 billion; 0.265% on assets from $3 billion to $5 billion; and 0.26% on assets over $5 billion
MainStay MacKay International Opportunities Fund*	0.55% on all assets
MainStay MacKay New York Tax Free Opportunities Fund*	0.25% on all assets
MainStay MacKay S&P 500 Index Fund*	0.08% on assets up to $2.5 billion; and 0.075% on assets over $2.5 billion
MainStay MacKay Short Duration High Yield Fund*	0.325% on all assets
MainStay MacKay Short Term Municipal Fund*	0.175% on all assets
MainStay MacKay Small Cap Core Fund	0.40% on assets up to $1 billion; 0.3875% on assets from $1 billion to $2 billion; and 0.375% on assets over $2 billion
MainStay MacKay Total Return Bond Fund*	0.25% up to $1 billion; 0.2375% from $1 billion to $3 billion; and 0.2325% over $3 billion
MainStay MacKay U.S. Equity Opportunities Fund*	0.50% on assets up to $1 billion; and 0.4875% on assets over $1 billion
MainStay VP Funds Trust

Fund / Portfolio	Annual Rate on allocated assets
MainStay VP Balanced Portfolio (investment sleeve)	0.35% on assets up to $1 billion; 0.325% on assets from $1 billion to $2 billion; and 0.30% on assets over $2 billion
MainStay VP Emerging Markets Equity Portfolio (investment sleeve)*	0.50% on assets up to $1 billion; 0.4875% on assets over $1 billion
MainStay VP Income Builder Portfolio (investment sleeve)	0.285% on assets up to $1 billion; and 0.275% on assets over $1 billion
MainStay VP MacKay Common Stock Portfolio	0.275% on assets up to $500 million; 0.2625% on assets from $500 million to $1 billion; and 0.25% on assets over $1 billion
MainStay VP MacKay Convertible	0.30% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion 0.25% on assets over $1 billion
MainStay VP MacKay Government Portfolio	0.25% on assets up to $500 million; 0.2375% on assets from $500 million to $1 billion; and 0.225% on assets over $1 billion
MainStay VP MacKay Growth Portfolio	0.35% on assets up to $500 million; 0.325% on assets from $500 million to $1 billion; 0.3125% on assets from $1 billion to $2 billion; 0.30% on assets over $2 billion
MainStay VP MacKay High Yield Corporate Bond Portfolio	0.285% on assets up to $1 billion; 0.275% on assets from $1 billion to $5 billion; and 0.2625% on assets over $5 billion
MainStay VP MacKay International Equity Portfolio	0.445% on assets up to $500 million; and 0.425% on assets over $500 million
MainStay VP MacKay Mid Cap Core Portfolio*	0.425% on assets up to $1 billion; 0.40% on assets from $1 billion to $2 billion; and 0.3875% on assets over $2 billion
MainStay VP MacKay S&P 500 Index Portfolio*	0.08% on assets up to $2.5 billion; and 0.075% on assets over $2.5 billion
MainStay VP MacKay Small Cap Core Portfolio*	0.425% on assets up to $1 billion; and 0.40% on assets over $1 billion
MainStay VP MacKay Unconstrained Bond Portfolio	0.30% on assets up to $500 million; 0.275% on assets from $500 million to $1 billion; 0.25% on assets from $1 billion to $5 billion; and 0.2375% on assets over $5 billion

The portion of the fee based upon the average daily net assets of the respective Fund / Portfolio shall be accrued daily at the rate of l/(number of days in calendar year) of the annual rate applied to the daily net assets of the Fund / Portfolio. Payment will be made to the Subadvisor on a monthly basis.

* The Manager has agreed to waive a portion of the Fund’s/Portfolio’s management fee or reimburse the expenses of the appropriate class of the Fund/Portfolio so that the class total ordinary operating expenses do not exceed certain amounts. These waivers or expense limitations may be changed with Board approval. To the extent the Manager has agreed to waive its management fee or reimburse expenses, the Subadvisor, upon reasonable prior notice from the Manager, has voluntarily agreed to waive or reimburse its fee in proportion to the percentage of the total subadvisory fee that the Subadvisor earns.

EXHIBIT B

DIRECTORS AND OFFICERS OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC

The directors and officers of New York Life Investments and their respective titles are listed below. The address for each officer and director is 51 Madison Avenue, New York, New York 10010.

Name	Title
Hung, Yie-Hsin	Chairman of the Board of Managers and Chairman, Senior Managing Director and Chief Executive Officer
Bopp, Kevin M.	Chief Compliance Officer
Fleurant, John T.	Member of the Board of Managers
Harte, Frank	Senior Managing Director and Chief Financial Officer
Lehneis, Kirk C.	Senior Managing Director and Chief Operating Officer
Hanley, Dale A.	Chief Risk Officer
Seter, Arthur H.	Member of the Board of Managers and Senior Managing Director
Smith, A. Thomas	Managing Director, General Counsel and Secretary
Yoon, Jae	Senior Managing Director & Chief Investment Officer

EXHIBIT C

ADDITIONAL INFORMATION ABOUT MACKAY SHIELDS LLC

Certain information about each executive officer of MacKay Shields is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, partner or trustee. MacKay Shields’ address is 1345 Avenue of the Americas, New York, New York 10105.

Name	Position With MacKay Shields LLC
Phlegar, Jeffrey Scott	Chairman of the Board & Chief Executive Officer
Protas, Lucille Marian	President, Executive Managing Director, Chief Operating Officer & Treasurer

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE PORTFOLIO AND TO YOU AS A PORTFOLIO SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY! PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided 2. ONLINE at proxyonline.com using your proxy control number found below 3. By PHONE when you dial toll-free 1-888-625-2588 to reach an automated touchtone voting line CONTROL NUMBER MainStay Epoch U.S. Small Cap Fund PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON March 29, 2019 NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of the MainStay Epoch U.S. Small Cap Fund (the “Fund”), a series of MainStay Funds Trust (“MainStay”), will be held on March 29, 2019 at 11:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC, 51 Madison Avenue, New York, NY 10010. The Board of Trustees of MainStay has fixed the close of business on December 31, 2018 as the Record Date for determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting, or any adjournments or postponements thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned hereby appoints J. Kevin Gao, Thomas Lynch, Thomas C. Humbert, Jr. and Y. Rachel Kuo and each of them, as proxies with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Fund held of record by the undersigned on December 31, 2018 at the Meeting of the Fund to be held on March 29, 2019, or at any adjournments or postponements thereof. The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof. Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 29, 2019. If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-624-6782. The proxy statement for this meeting is available at: proxyonline.com/docs/mainstaySmallCap.pdf [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

MainStay Epoch U.S. Small Cap Fund PROXY CARD YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign this proxy card exactly as your name(s) appear(s) on the proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE ABOVESIGNED WILL BE CAST IN THE MANNER DIRECTED HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL. PLEASE VOTE, DATE AND SIGN AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. Please refer to the Proxy Statement for a discussion of the proposals. TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● THE BOARD OF TRUSTEES OF MAINSTAY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS: FOR AGAINST ABSTAIN 1. To approve a new subadvisory agreement between New York Life Investments, the Fund’s investment manager, and MacKay Shields LLC with respect to the Fund; and ○ ○ ○ 2. Any other business that properly comes before the Special Meeting. ○ ○ ○ You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions. To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]